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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned hereby constitute Thomas F. Skelly and Joseph E. Mullaney, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 1993, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

     WITNESS Our Hand and Seal on the Date set forth below.

                 SIGNATURES                                  TITLE                      DATE
                 ----------                                  -----                      ----
               ALFRED M.  ZEIEN                       Chairman of the Board        March 17, 1994
__________________________________________       of Directors, Chief Executive
               Alfred M. Zeien                        Officer and Director

              JOSEPH E. MULLANEY                Vice Chairman of the Board and     March 17, 1994
__________________________________________      Director
             Joseph E. Mullaney

             THOMAS F. SKELLY                      Senior Vice President and       March 17, 1994
__________________________________________          Chief Financial Officer
              Thomas F. Skelly

             ANTHONY S. LUCAS                           Vice President,            March 17, 1994
__________________________________________            Controller and Chief
              Anthony S. Lucas                         Accounting Officer

             WARREN E. BUFFETT                              Director               March 17, 1994
__________________________________________
              Warren E. Buffett

             LAWRENCE E. FOURAKER                           Director               March 17, 1994
__________________________________________
            Lawrence E. Fouraker

               WILBUR H.  GANTZ                             Director               March 17, 1994
__________________________________________
               Wilbur H. Gantz

             MICHAEL B.  GIFFORD                            Director               March 17, 1994
__________________________________________
             Michael B. Gifford

              CAROL R. GOLDBERG                             Director               March 17, 1994
__________________________________________
              Carol R. Goldberg

              HERBERT H. JACOBI                             Director               March 17, 1994
__________________________________________
              Herbert H. Jacobi

            RICHARD R. PIVIROTTO                            Director               March 17, 1994
__________________________________________
            Richard R. Pivirotto

                JUAN M. STETA                               Director               March 17, 1994
__________________________________________
                Juan M. Steta

           ALEXANDER B. TROWBRIDGE                          Director               March 17, 1994
__________________________________________
           Alexander B. Trowbridge

            JOSEPH F. TURLEY                                Director               March 17, 1994
__________________________________________
            Joseph F. Turley

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